Exhibit 10.1

WAIVER AND AMENDMENT NO. 1

This WAIVER AND AMENDMENT NO. 1, dated as of October 26, 2012 (this “Waiver and Amendment”), to the Amended and Restated Senior Secured Term Loan Agreement, dated as of December 22, 2011 (as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Orchard Supply Hardware LLC, a Delaware limited liability company (“Borrower”), Orchard Supply Hardware Stores Corporation, a Delaware corporation, the other Guarantors party thereto, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A. as Term Administrative Agent (the “Administrative Agent”), as Collateral Agent, and as Sole Bookrunning Manager and Sole Lead Arranger. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS:

WHEREAS, Borrower, the Administrative Agent and the Lenders entered into the Credit Agreement;

WHEREAS, Borrower has requested that the Required Term Lenders agree to waive and amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Required Term Lenders have agreed to waive and amend certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. WAIVER

Subject to the satisfaction of the conditions precedent set forth in Section III, effective as of the Effective Date the Required Term Lenders hereby waive any and all Defaults or Events of Default which would otherwise occur under the Credit Agreement as a result of the failure by the Borrower to comply with the Maximum Adjusted Leverage Ratio covenant contained in Section 5.10 of the Credit Agreement for the fiscal quarter ended October 27, 2012.

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SECTION II. AMENDMENTS

Subject to the satisfaction of the conditions precedent set forth in Section III, effective as of the Effective Date the Credit Agreement is hereby amended as follows:

(a) Section 2.13(d) of the Credit Agreement is hereby amended by adding the following to the end thereof:

“Notwithstanding the foregoing, effective as of January 31, 2013 (the “Trigger Date”) (1) the Applicable Rate in respect of the Term B-2 Loans shall be increased by 50 basis points from the levels otherwise set forth above if, as of the Trigger Date, the aggregate amount of the Term B-2 Loans outstanding is equal to or greater than $59,200,000; and (2) the Applicable Rate in respect of the Term B-1 Loans shall be increased by 50 basis points from the levels otherwise set forth above if, as of the Trigger Date, any portion of the Term B-1 Loans remains outstanding.”

(b) Section 2.13(e) of the Credit Agreement is hereby amended by replacing the words “Term B-2 Loan” with the words “Term B-1 Loan or Term B-2 Loan, as applicable”.

SECTION III. CONDITIONS PRECEDENT TO EFFECTIVENESS

The effectiveness of the waivers and amendments set forth in Sections I and II hereof are subject to the satisfaction, or waiver, of the following conditions on or prior to the date hereof (the “Effective Date”) whereupon this Waiver and Amendment shall be effective as of the Effective Date:

(a) Borrower, the other Loan Parties and Required Term Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent.

(b) Administrative Agent and Lenders shall have received such other documents and information regarding Loan Parties and the Credit Agreement as Administrative Agent or Lenders may reasonably request.

(c) Borrower shall have paid the Administrative Agent for all reasonable out-of-pocket expenses incurred by it on or prior to the date hereof in connection with the negotiation and preparation of this Waiver and Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(d) Borrower shall have paid to the Administrative Agent, for distribution to each Lender which has consented to this Waiver and Amendment by delivering an executed signature page hereto prior to noon, New York time, on October 25, 2012, a fee equal to 0.25% of the aggregate Term Loans of each such consenting Lender.

SECTION IV. REPRESENTATIONS AND WARRANTIES

(a) Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Waiver and Amendment and to carry out the transactions contemplated hereby.

(b) Authorization of Agreements. The execution and delivery of this Waiver and Amendment have been duly authorized by all necessary corporate or limited liability company (as applicable) action on the part of each Loan Party.

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(c) Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Loan Party of this Waiver and Amendment.

(d) Binding Obligation. This Waiver and Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in the Credit Agreement are and will be true, correct and complete in all material respects, after giving effect to the waiver herein, on and as of the Waiver Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(f) No Default. After giving effect to this Waiver and Amendment, no event will have occurred and be continuing that constitutes an Event of Default or a Default.

SECTION V. ACKNOWLEDGEMENT AND CONSENT

(a) Each Loan Guarantor hereby consents to the terms of this Waiver and Amendment and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver and Amendment, the obligations of such Loan Guarantor under each of the Loan Documents to which such Loan Guarantor is a party shall not be impaired and each of the Loan Documents to which such Loan Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

(b) Each Loan Guarantor hereby acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Waiver and Amendment, such Loan Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the waiver to the Credit Agreement effected pursuant to this Waiver and Amendment and (ii) nothing in the Credit Agreement, this Waiver and Amendment or any other Loan Document shall be deemed to require the consent of such Loan Guarantor to any future amendments to the Credit Agreement.

SECTION VI. MISCELLANEOUS

(a) Binding Effect. This Waiver and Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

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(b) Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Effect on Loan Documents. Except as specifically waived or amended by this Waiver and Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto acknowledge and agree that this Waiver shall be deemed to be a Loan Document. On and after the Waiver Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(d) Limitation. The execution, delivery and performance of this Waiver and Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents and this Waiver and Amendment shall be limited precisely as written.

(e) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

(f) APPLICABLE LAW. THIS WAIVER AND AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(g) Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Waiver and Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ORCHARD SUPPLY HARDWARE LLC, as Borrower

By:	/s/ Chris Newman
	Name:	Chris Newman
	Title:	EVP and Chief Financial Officer

ORCHARD SUPPLY HARDWARE STORES CORPORATION

By:	/s/ Chris Newman
	Name:	Chris Newman
	Title:	EVP and Chief Financial Officer

WAIVER AND AMENDMENT TO THE CREDIT AGREEMENT

To approve the Waiver and Amendment:

Name of Institution:

Pacifica CDO III LTD

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

To approve the Waiver and Amendment:

Name of Institution:

APIDOS CDO I

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

APIDOS CDO II

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

APIDOS CDO III

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

APIDOS CDO IV

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

APIDOS QUATTRO CDO

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

APIDOS CDO V

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

APIDOS CINCO CDO

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

ACA CLO 2006-1 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

ACA CLO 2006-2 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

ACA CLO 2007-1 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

OLYMPIC CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

WHITNEY CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

SIERRA CLO II LTD

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

SHASTA CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

SAN GABRIEL CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

To approve the Waiver and Amendment:

Name of Institution:

Gulf Stream – Compass CLO 2002-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

Gulf Stream – Compass CLO 2005-II, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

Gulf Stream – Compass CLO 2007, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

Gulf Stream – Rashinban CLO 2006-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

Gulf Stream – Sextant CLO 2006-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

Gulf Stream – Sextant CLO 2007-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

Neptune Finance CCS, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

ARES IIIR/IVR CLO LTD.

By: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

By: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

ARES VIII CLO LTD.

By: ARES CLO MANAGEMENT VIII, L.P., ITS INVESTMENT MANAGER

By: ARES CLO GP VIII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

ARES XI CLO LTD.

By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

CONFLUENT 2 LIMITED

By: ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER

By: ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Vice President

To approve the Waiver and Amendment:

Name of Institution:

Ballantyne Funding LLC

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

To approve the Waiver and Amendment:

Name of Institution:

Grace Bay Holdings II, LLC

By:	/s/ Richard Siegel
	Name:	Richard Siegel
	Title:	Chief Compliance Officer

To approve the Waiver and Amendment:

Name of Institution:

BlueMountain CLO III, LTD

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

To approve the Waiver and Amendment:

Name of Institution:

Carlyle Azure CLO, Ltd.

By:	/s/ Glori Graziano
	Name:	Glori Graziano
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Carlyle Daytona CLO, Ltd.

By:	/s/ Glori Graziano
	Name:	Glori Graziano
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Carlyle McLaren CLO, Ltd.

By:	/s/ Glori Graziano
	Name:	Glori Graziano
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Carlyle Modena CLO, Ltd.

By:	/s/ Glori Graziano
	Name:	Glori Graziano
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Carlyle Vantage CLO, Ltd.

By:	/s/ Glori Graziano
	Name:	Glori Graziano
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Foothill CLO I, Ltd.

By:	/s/ Glori Graziano
	Name:	Glori Graziano
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Navigator CDO 2003, Ltd.
Navigator CDO 2004, Ltd.
Navigator CDO 2006, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Authorized Signatory

To approve the Waiver and Amendment:

Name of Institution:

DUANE STREET CLO II, LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

To approve the Waiver and Amendment:

Name of Institution:

DUANE STREET CLO III, LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

To approve the Waiver and Amendment:

Name of Institution:

DUANE STREET CLO IV, LTD.

By: Citigroup Alternative Investments LLC, As Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

To approve the Waiver and Amendment:

Name of Institution:

Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver and Amendment:

Name of Institution:

Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver and Amendment:

Name of Institution:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

To approve the Waiver and Amendment:

Name of Institution:

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

To approve the Waiver and Amendment:

Name of Institution:

Columbia Variable Portfolio – Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

To approve the Waiver and Amendment:

Name of Institution:

Genesis CLO 2007-1 Ltd.

By: GLG Ore Hill LLC, its Collateral Manager

By:	/s/ Marshall E. Stearns
	Name:	Marshall E. Stearns
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

WATERFRONT CLO 2007-1, LTD.

By:	/s/ Kevin S. Buckle
	Name:	Kevin S. Buckle
	Title:	Senior Vice President
Grandview Capital Management, LLC As Investment Manager

To approve the Waiver and Amendment:

Name of Institution:

Loan Funding VII LLC

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

To approve the Waiver and Amendment:

Name of Institution:

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

To approve the Waiver and Amendment:

Name of Institution:

Dryden VII – Leveraged Loan CDO 2004

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Janet G. Crowe
	Name:	Janet G. Crowe
	Title:	Principal

To approve the Waiver and Amendment:

Name of Institution:

Dryden V – Leveraged Loan CDO 2003

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Janet G. Crowe
	Name:	Janet G. Crowe
	Title:	Principal

To approve the Waiver and Amendment:

Name of Institution:

Dryden XI – Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Janet G. Crowe
	Name:	Janet G. Crowe
	Title:	Principal

To approve the Waiver and Amendment:

Name of Institution:

Gateway CLO Limited

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Janet G. Crowe
	Name:	Janet G. Crowe
	Title:	Principal

To approve the Waiver and Amendment:

Name of Institution:

Baker Street CLO II Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Baker Street Funding CLO 2005-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Mountain View CLO II Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Mountain View CLO III Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

Mountain View Funding CLO 2006-I, Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

To approve the Waiver and Amendment:

Name of Institution:

GREENS CREEK FUNDING LTD.

By: Silvermine Capital Management LLC As Investment Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

To approve the Waiver and Amendment:

Name of Institution:

Silver Crest CBNA Loan Funding LLC

By:	Citibank N.A.

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

To approve the Waiver and Amendment:

Name of Institution:

CANNINGTON FUNDING LTD.

By: Silvermine Capital Management LLC As Investment Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

To approve the Waiver and Amendment:

Name of Institution:

COMSTOCK FUNDING LTD.

By: Silvermine Capital Management LLC As Collateral Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

To approve the Waiver and Amendment:

Name of Institution:

ECP CLO 2008-1, LTD

By: Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Stephen Perella
	Name:	Stephen Perella
	Title:	Analyst

To approve the Waiver and Amendment:

Name of Institution:

Symphony CLO II, LTD.

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

To approve the Waiver and Amendment:

Name of Institution:

Symphony CLO III, LTD.

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

To approve the Waiver and Amendment:

Name of Institution:

Symphony CLO VI Ltd.

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research